Exhibit 99.1


OKIN, HOLLANDER & DELUCA, L.L.P.
One Parker Plaza
Fort Lee, New Jersey 07024
(201) 947-7500
Paul S. Hollander (PH-2681)
Gregory S. Kinoian (GK-7386)

PILLSBURY WINTHROP SHAW PITTMAN LLP
1540 Broadway
New York, New York 10036
(212) 858-1000
Richard L. Epling (pro hac vice admission)
Kerry A. Brennan (pro hac vice admission)
Attorneys for Congoleum Corporation, et al., Debtors and Debtors-in-Possession

                         UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF NEW JERSEY

-------------------------------------------

In re:                                       Chapter 11
                                             Case No. 03-51524 (KCF)
CONGOLEUM CORPORATION, et al.,               Jointly Administered

      Debtors and Debtors-in-Possession.

-------------------------------------------

             NOTICE OF NON-MATERIAL MODIFICATION TO RATIFICATION AND
              AMENDMENT AGREEMENT BETWEEN DEBTORS-IN-POSSESSION AND
                         CONGRESS FINANCIAL CORPORATION

TO:   All Parties on Attached Master Service List

      PLEASE TAKE NOTICE that on February 2, 2004, the Court, in the above-captioned case, approved the Final Order (1) Authorizing Debtors' Use of Cash Collateral, (2) Authorizing Debtors to Obtain Post-Petition Financing, (3) Granting Senior Liens and Priority Administrative Expense Status Pursuant to 11 U.S.C. ss.ss.105 and 364(c), (4) Modifying the Automatic Stay Pursuant to 11 U.S.C. ss.362, and (5) Authorizing Debtors to Enter Into Agreements with Congress Financial Corporation (ECF Doc. Nos. 435, 438) (the "Final DIP Financing Order"), which approved the terms of, and authorized the Debtors to enter into, the Ratification and Amendment Agreement and Amendment No. 2 to Loan and Security Agreement (the "Ratification Agreement") with Congress Financial Corporation ("Lender");

      PLEASE TAKE FURTHER NOTICE that on December 14, 2004, the Court entered an order in the above-captioned case, approving the terms of, and authorizing the Debtors to enter into, Amendment No. 1 to Ratification and Amendment Agreement and Amendment No. 3 to Loan and Security Agreement (the "First Ratification Amendment") with Lender.

      PLEASE TAKE FURTHER NOTICE that on January 13, 2005, the Debtors and Lender executed the Amendment No. 2 to Ratification and Amendment and Amendment No. 4 to Loan and Security Agreement (the "Second Ratification Amendment") and, thereafter, on January 20, 2005, the Debtors filed a Notice of Non-Material Modification to Ratification and Amendment Agreement Between Debtors-In-Possession and Congress Financial Corporation to notify all parties of the execution of the Second Ratification Amendment.

      PLEASE TAKE FURTHER NOTICE that on June 7, 2005, the Court entered an order in the above-captioned case, approving the terms of, and authorizing the Debtors to enter into, Amendment No. 3 to Ratification and Amendment Agreement and Amendment No. 5 to Loan and Security Agreement (the "Third Ratification Amendment") with Lender.

      PLEASE TAKE FURTHER NOTICE that on December 20, 2005, the Court entered an order in the above-captioned case, approving the terms of, and authorizing the Debtors to enter into, Amendment No. 4 to Ratification and Amendment Agreement and Amendment No. 6 to Loan and Security Agreement (the "Fourth Ratification Amendment") with Lender.

      PLEASE TAKE FURTHER NOTICE that on September 27, 2006, the Debtors and Lender executed the Amendment No. 5 to Ratification and Amendment and Amendment No. 7 to Loan and Security Agreement (the "Fifth Ratification Amendment"), and thereafter, on October 10, 2006, the Debtors filed a Notice of Non-Material Modification to Ratification and Amendment Agreement Between Debtors-In-Possession and Congress Financial Corporation to notify all parties of the execution of the Fifth Ratification Amendment.

      PLEASE TAKE FURTHER NOTICE that as of November 16, 2006, the Debtors and Lender have agreed in principle to the annexed form of Amendment No. 6 to Ratification and Amendment and Amendment No. 8 to Loan and Security Agreement (the "Sixth Ratification Amendment") to amend the Loan Agreement (as defined in the Sixth Ratification Agreement) to (i) decrease the interest rate, (ii) increase the availability of the Borrowing Base by decreasing certain reserves, and (iii) extend the maturity date to the earlier of (a) the Effective Date (as defined in the Plan) of the Eleventh Modified Joint Plan of Reorganization or subsequent plan of reorganization (the "Plan") following confirmation of the Plan by the Bankruptcy Court, or (b) June 30, 2007. In consideration of the Sixth Ratification Amendment, the Debtors will pay the Lender $100,000. Also annexed hereto as Exhibit B are certain projections supplied by the Debtors to the Lender. This amendment and modification does not constitute a "material change," as such term is defined in the Final DIP Financing Order, because it does not operate to increase the rate of interest other than as currently provided in the Financing Agreements (as defined in the Ratification Agreement), add specific events of default or enlarge the nature and extent of default remedies available to Lender following an event of default. Prior to filing this Notice, the Debtors notified the Court that they intended to file the Notice and the content thereof, and the Court advised to the Debtors to proceed with the Notice. The Sixth Ratification Amendment will be executed and become effective on November 27, 2007 if no objections are filed thereto.

      PLEASE TAKE FURTHER NOTICE that a true and correct copy of the form of Sixth Ratification Amendment is attached hereto as Exhibit A.

      PLEASE TAKE FURTHER NOTICE that objections, if any, to the Sixth Ratification Amendment must be in writing and must be filed with the Bankruptcy Court and served on the Debtors' and Lender's counsel so as to be received no later than November 27, 2006 by 5:00 p.m.


Dated: November 16, 2006

                              Respectfully submitted,

                              OKIN, HOLLANDER & DELUCA, L.L.P.

                              /s/ Gregory S. Kinoian
                              ----------------------
                              One Parker Plaza
                              Fort Lee, New Jersey 07024
                              (201) 947-7500
                              Paul S. Hollander (PH-2681)
                              Gregory S. Kinoian (GK-7386)

                              and

                              PILLSBURY WINTHROP SHAW PITTMAN LLP

                              1540 Broadway
                              New York, New York 10036
                              (212) 858-1000
                              Richard L. Epling (pro hac vice admission)
                              Kerry A. Brennan (pro hac vice admission)

                              Attorneys for Congoleum Corporation, et al., Debtors and Debtors-in-Possession

                                    EXHIBIT A


           AMENDMENT NO. 6 TO RATIFICATION AND AMENDMENT AGREEMENT AND
                 AMENDMENT NO. 8 TO LOAN AND SECURITY AGREEMENT


      AMENDMENT NO. 6 TO RATIFICATION AND AMENDMENT AGREEMENT AND AMENDMENT NO. 8 TO LOAN AND SECURITY AGREEMENT, dated as of November 27, 2006 (this "Sixth Ratification Amendment"), by and among CONGOLEUM CORPORATION, a Delaware corporation, as debtor and debtor-in-possession ("Borrower"), CONGOLEUM FISCAL, INC., a New York corporation, as debtor and debtor-in-possession ("CFI"), CONGOLEUM SALES, INC., a New York corporation, as debtor and debtor-in-possession ("CSI" and together with CFI, collectively, "Guarantors" and each individually, a "Guarantor"), and WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to Congress Financial Corporation ("Lender").

                              W I T N E S S E T H:

      WHEREAS, Lender, Borrower and Guarantors have entered into financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated December 10, 2001, between Lender and Borrower, as amended by Amendment No. 1 to Loan and Security Agreement, dated September 19, 2002, between Lender and Borrower, Amendment No. 2 to Loan and Security Agreement, dated as of February 27, 2003, among Lender, Borrower and Guarantors, and as further amended and ratified by the Ratification and Amendment Agreement, dated as of January 7, 2004 (the "Ratification Agreement"), between Lender and Borrower, as acknowledged by Guarantors, Amendment No. 1 to Ratification Agreement and Amendment No. 3 to Loan and Security Agreement, dated as of December 14, 2004, between Lender and Borrower, as acknowledged by Guarantors, Amendment No. 2 to Ratification Agreement and Amendment No. 4 to Loan and Security Agreement, dated as of January 13, 2005, between Lender and Borrower, as acknowledged by Guarantors, Amendment No. 3 to Ratification Agreement and Amendment No. 5 to Loan and Security Agreement, dated as of June 7, 2005, between Lender and Borrower, as acknowledged by Guarantors, Amendment No. 4 to Ratification Agreement and Amendment No. 6 to Loan and Security Agreement, dated as of December 19, 2005, as acknowledged by Guarantors, and Amendment No. 5 to Ratification Agreement and Amendment No. 7 to Loan and Security Agreement, dated as of September 27, 2006 between Lender and Borrower, as acknowledged by Guarantors, permitting debtor and debtor-in-possession financing for Borrower and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced (all of the foregoing, as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Loan Agreement", and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, including the Reaffirmation and Amendment of Guarantor Documents, dated as of January 7, 2004, between Lender and Guarantors, as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements");

      WHEREAS, Borrower and each Guarantor has commenced a case under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of New Jersey and has retained possession of its assets and is authorized under the Bankruptcy Code to continue the operation of its businesses as a debtor-in-possession;

      WHEREAS, Borrower and Guarantors have requested that Lender make certain amendments to the Loan Agreement, and Lender is willing to agree to such request, subject to the terms and conditions contained herein;

      WHEREAS, by this Sixth Ratification Amendment, Lender, Borrower and Guarantors desire and intend to evidence such amendments;

      WHEREAS, this Sixth Ratification Amendment has been filed with the Bankruptcy Court and notice thereof has been served upon all parties that have requested notice in the Borrower's and Guarantors' bankruptcy cases pursuant to the Final Order (1) Authorizing Debtors' Use of Cash Collateral, (2) Authorizing Debtors to Obtain Post-Petition Financing, (3) Granting Senior Liens and Priority Administrative Expense Status Pursuant to 11 U.S.C. ss.ss.105 and 364(c), (4) Modifying the Automatic Stay Pursuant to 11 U.S.C. ss.362, and (5) Authorizing Debtors to Enter Into Agreements with Congress Financial Corporation (the "Final DIP Financing Order"), which was approved by the Bankruptcy Court on February 2, 2004;

      WHEREAS, no objection has been filed by any interested party to the terms and conditions of this Sixth Ratification Amendment and Borrower and Guarantor are authorized to execute and deliver this Sixth Ratification Amendment in accordance with the terms of the Final DIP Financing Order; and

      NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower and Guarantors hereby covenant, warrant and agree as follows:

      1. DEFINITIONS.

      1.1 Additional Definition. "Sixth Ratification Amendment" shall mean this Sixth Ratification Amendment, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      1.2 Amendments to Definitions in Financing Agreements.

            (a) All references to the term "Financing Agreements" in this Sixth Ratification Amendment and in any of the Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, this Sixth Ratification Amendment, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            (b) All references to the term "Ratification Agreement" in this Sixth Ratification Amendment and in any of the Financing Agreements shall be deemed and each such reference is hereby amended to mean the Ratification Agreement, as amended hereby, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      1.3 Interpretation. For purposes of this Sixth Ratification Amendment, unless otherwise defined herein, all capitalized terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

      2. AMENDMENTS TO LOAN AGREEMENT

      2.1 Interest Rate. Section 1.41 of the Loan Agreement is deleted in its entirety and replaced with the following:

            "1.41 'Interest Rate' shall mean, as to Prime Rate Loans, a rate equal to one-quarter (.25%) percent per annum in excess of the Prime Rate; provided, that, notwithstanding anything to the contrary contained herein, the Interest Rate shall mean the rate of two and one-quarter (2.25%) percent per annum in excess of the Prime Rate as to Prime Rate Loans, at Lender's option, without notice, (a) either (i) for the period on and after the date of termination or non-renewal hereof until such time as all Obligations are indefeasibly paid and satisfied in full in immediately available funds, or (ii) for the period from and after the date of the occurrence of any Event of Default, and for so long as such Event of Default is continuing as determined by Lender in good faith and (b) on the Revolving Loans at any time outstanding in excess of the amounts available to Borrower under Section 2 hereof (whether or not such excess(es) arise or are made with or without Lender's knowledge or consent and whether made before or after an Event of Default)."

      2.2 Unused Line Fee. Section 3.4 of the Loan Agreement is deleted in its entirety and replaced with the following:

            "3.4 Unused Line Fee. Borrower shall pay to Lender monthly an unused line fee at a rate equal to three-eighths (.375%) percent per annum calculated upon the amount by which $28,000,000 exceeds the average daily principal balance of the outstanding Revolving Loans and Letter of Credit Accommodations during the immediately preceding month (or part thereof) while this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be payable on the first day of each month in arrears."

      2.3 Minimum Excess Availability. Section 9.18 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

            "9.18 Minimum Excess Availability. The Excess Availability of Borrower shall at all times be equal to or greater than $2,000,000."

      2.4 Capital Expenditures. Section 9.19 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

            "Section 9.19 Capital Expenditures. Borrower and its Subsidiaries shall not, directly or indirectly, make any Capital Expenditures in excess of $7,000,000 in the aggregate in any fiscal year."

      2.5 Minimum EBITDA. Section 9.23(c) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

            "(c) Borrower and its Subsidiaries shall not, for any period set forth below during fiscal year 2006 and fiscal year 2007 of Borrower and its Subsidiaries (each, a "Test Period"), permit EBITDA of Borrower and its Subsidiaries on a rolling four (4) quarter basis to be less than the respective amount set forth below opposite such Test Period; provided, that, if Excess Availability was equal to or greater than $15,000,000 for each of the ninety (90) consecutive days immediately preceding the last day of any such Test Period, then Borrower and its Subsidiaries shall not be required to comply with the terms of this Section 9.23(c) for such Test
      Period:

                     Test Period                             Minimum EBITDA
                     -----------                             --------------
                     For the four (4) quarters
                     ending December 31, 2006                $20,000,000

                     For the four (4) quarters
                     ending March 31, 2007                   $20,000,000

                     For the four (4) quarters
                     ending June 30, 2007                    $20,000,000"

      2.6 Term.

            (a) The first sentence of Section 12.1(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

            "This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on the earlier of (i) June 30, 2007 and (ii) the date the plan of reorganization in the Borrower's and Guarantors' bankruptcy cases, as confirmed by the Bankruptcy Court, becomes effective (such earlier date, the "Termination Date")."

            (b) Section 12.1(c)(iii) of the Loan Agreement is hereby amended by deleting the reference to "December 31, 2006" and replacing it with "June 30, 2007".

      3. AMENDMENT FEE. In addition to and not in limitation of all other fees, costs and expenses payable to Lender under the Financing Agreements, in consideration of this Sixth Ratification Amendment, Borrower shall pay Lender an amendment fee in the amount of $100,000 (the "Amendment Fee"), which fee shall be fully earned as of and payable on the date hereof and may be charged directly to the loan account of Borrower.

      4. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore made in the Loan Agreement or otherwise and hereafter made by Borrower and Guarantors to Lender, whether pursuant to the Financing Agreements or otherwise, and not in limitation thereof, Borrower and Guarantors hereby represent, warrant and covenant with, to and in favor of Lender the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which, or compliance with, to the extent such compliance does not violate the terms and provisions of the Bankruptcy Code, being a continuing condition of the making of loans by Lender:

      4.1 This Sixth Ratification Amendment has been duly authorized, executed and delivered by Borrower and Guarantors and the agreements and obligations of Borrower and Guarantors contained herein constitute legal, valid and binding obligations of Borrower and Guarantors enforceable against Borrower and Guarantors in accordance with their respective terms.

      4.2 No Default or Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred as of the date of this Sixth Ratification Amendment.

      5. CONDITIONS PRECEDENT. In addition to any other conditions contained herein or in the Loan Agreement, as in effect immediately prior to the date hereof, with respect to the Loans, Letter of Credit Accommodations and other financial accommodations available to Borrower (all of which conditions, except as modified or made pursuant to this Sixth Ratification Amendment shall remain applicable to the Loans and be applicable to Letter of Credit Accommodations and other financial accommodations available to Borrower), the following are conditions to Lender's obligation to extend further loans, advances or other financial accommodations to Borrower pursuant to the Loan Agreement:

      5.1 Borrower and Guarantors shall execute and/or deliver to Lender this Sixth Ratification Amendment, and all other Financing Agreements that Lender may request to be delivered in connection herewith, in form and substance satisfactory to Lender;

      5.2 No trustee, examiner or receiver or the like shall have been appointed or designated with respect to Borrower or any Guarantor, as debtor and debtor-in-possession, or its business, properties and assets;

      5.3 Borrower and Guarantors shall execute and/or deliver to Lender all other Financing Agreements, and other agreements, documents and instruments, in form and substance satisfactory to Lender, which, in the good faith judgment of Lender are necessary or appropriate and implement the terms of this Sixth Ratification Amendment and the other Financing Agreements, as modified pursuant to this Sixth Ratification Amendment, all of which contains provisions, representations, warranties, covenants and Events of Default, as are reasonably satisfactory to Lender and its counsel;

      5.4 Each of Borrower and Guarantors shall comply in full with the notice and other requirements of the Bankruptcy Code, the applicable Federal Rules of Bankruptcy Procedure, and the terms and conditions of the Final DIP Financing Order in a manner acceptable to Lender and its counsel;

      5.5 No objection has been filed by any interested party to the terms and conditions of this Sixth Ratification Amendment and Borrower and Guarantor are authorized to execute and deliver this Sixth Ratification Amendment in accordance with the terms of the Final DIP Financing.

      5.6 No Default or Event of Default shall be continuing under any of the Financing Agreements, as of the date hereof.

      6. MISCELLANEOUS.

      6.1 Amendments and Waivers. Neither this Sixth Ratification Amendment nor any other instrument or document referred to herein or therein may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

      6.2 Further Assurances. Each of Borrower and Guarantors shall, at its expense, at any time or times duly execute and deliver, or shall cause to be duly executed and delivered, such further agreements, instruments and documents, and do or cause to be done such further acts as may be necessary or proper in Lender's opinion to evidence, perfect, maintain and enforce the security interests of Lender, and the priority thereof, in the Collateral and to otherwise effectuate the provisions or purposes of this Sixth Ratification Amendment, any of the other Financing Agreements or the Financing Order.

      6.3 Headings. The headings used herein are for convenience only and do not constitute matters to be considered in interpreting this Sixth Ratification Amendment.

      6.4 Counterparts. This Sixth Ratification Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same agreement.

      6.5 Additional Events of Default. The parties hereto acknowledge, confirm and agree that the failure of Borrower or any Guarantor to comply with any of the covenants, conditions and agreements contained herein or in any other agreement, document or instrument at any time executed by Borrower or any Guarantor in connection herewith shall constitute an Event of Default under the Financing Agreements.

      6.6 Effectiveness. This Sixth Ratification Amendment shall become effective upon the execution hereof by Lender.


                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Sixth Ratification Amendment to be duly executed as of the day and year first above written.

                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                 successor by merger to Congress Financial
                                 Corporation

                                 By: ___________________________________

                                 Title: ________________________________


                                 CONGOLEUM CORPORATION,
                                 as Debtor and Debtor-in-Possession

                                 By: ___________________________________

                                 Title: ________________________________


                                 CONGOLEUM SALES, INC.,
                                 as Debtor and Debtor-in-Possession

                                 By: ___________________________________

                                 Title: ________________________________


                                 CONGOLEUM FISCAL, INC.,
                                 as Debtor and Debtor-in-Possession

                                 By: ___________________________________

                                 Title: ________________________________

                                    EXHIBIT B


                              Congoleum Corporation
                 Financial Projections through December 31, 2007

Assumptions/Notes

1. These projections have been prepared based on the terms of the Tenth Plan and a 2007 forecast that is slightly more conservative than the 2007 business plan.

2. A new plan is assumed to go effective March 31, 2007. There is no provision for further litigation costs beyond that date.

3. Due to the uncertainty regarding timing, amount, and nature of any GHR fee disgorgement, none is assumed through 2007.

4. Projected post-effective liquidity at March 31, 2007 is $16.6 million based on borrowing $14 million from the trust. This amount is slightly higher than the minimum liquidity of $15 million at March 31 that we have generally agreed is needed to provide financial flexibility and cushion.

5. A potential tax refund of $2-3 million is not included in the 2006/7 cash flow projections as the tax year is currently under audit and there is no guaranty the refund will not be challenged or delayed.

6. There will be approximately $9 million of NOL carryforward available post-effective date, resulting in no federal tax payments in 2007.

                              CONGOLEUM CORPORATION
                           Quarterly Operating Results
                                  ($ in 000's)

                                                    Act         Proj       Actual       Proj        Proj         Proj
                                                Qtr ending  Qtr ending   Qtr ending  Qtr ending  Qtr ending   Qtr ending
                                                 March 31,   March 31,    June 30,    June 30,    Sept 30,     Sept 30,
                                                   2006         2007        2006        2007        2006         2007
                                               -------------------------------------------------------------------------

Net sales                                      $ 57,237     $ 57,667     $ 58,745     $ 61,359     $ 58,089     $ 58,817
Cost of sales                                    43,959       43,927       45,139       46,387       45,503       44,266
Selling, general and administrative expenses     10,396       10,811       10,261       10,597       10,562       10,811
                                               -------------------------------------------------------------------------
      Income (loss) from operations               2,882        2,929        3,345        4,375        2,024        3,740
Other income (expense):
   Interest income                                  157          153          126          126          117          131
   Interest expense                              (2,734)      (3,001)      (2,867)      (3,126)      (2,910)      (3,126)
   Other income/(expense):                          110          113          333          376          112          150
   Other expense                                   (153)        (106)        (245)        (396)        (173)         (31)
                                               -------------------------------------------------------------------------
      Income (loss) before income taxes             262           88          692        1,355         (830)         864
   Provision (benefit) for income taxes              51           16           65          244         (116)         164
                                               -------------------------------------------------------------------------

Net income (loss) *                            $    211     $     72     $    627     $  1,111     $   (714)    $    700
                                               =========================================================================

   Net Income (Loss)                           $    211     $     72     $    627     $  1,111     $   (714)    $    700
      Interest Expense                            2,734        3,001        2,867        3,126        2,910        3,126
      Depreciation                                2,527        2,527        2,587        2,526        2,590        2,526
      Amortization                                   96           96           96          410           96           12
      Taxes                                          51           16           65          244         (116)         164
                                               -------------------------------------------------------------------------
   EBITDA                                      $  5,619     $  5,712     $  6,242     $  7,417     $  4,766     $  6,528
                                               =========================================================================

* excludes any asbestos related charges

Gross mgn                                          23.2%        23.8%        23.2%        24.4%        21.7%        24.7%

                                                   Proj        Proj        Proj          Proj
                                               Qtr ending   Qtr ending  Year ending  Year ending
                                                 Dec 31,      Dec 31,     Dec 31,      Dec 31,
                                                   2006        2007        2006          2007
                                               --------------------------------------------------

Net sales                                         $56,250     $57,424     $230,321     $235,267
Cost of sales                                      41,659      42,906      176,260      177,486
Selling, general and administrative expenses       10,909      11,025       42,128       43,244
                                               -------------------------------------------------
      Income (loss) from operations                 3,682       3,493       11,933       14,537
Other income (expense):
   Interest income                                    135         137          535          547
   Interest expense                                (2,945)     (3,251)     (11,456)     (12,504)
   Other income/(expense):                            131         113          686          752
   Other expense                                     (189)        (20)        (760)        (553)
                                               -------------------------------------------------
      Income (loss) before income taxes               814         472          941        2,782
   Provision (benefit) for income taxes                 -          90            -          514
                                               -------------------------------------------------

Net income (loss) *                               $   814     $   382     $    941     $  2,268
                                               =================================================

   Net Income (Loss)                              $   814     $   382     $    941     $  2,268
      Interest Expense                              2,945       3,251       11,456       12,504
      Depreciation                                  2,586       2,526       10,290       10,105
      Amortization                                     96          12          384          530
      Taxes                                             -          90            -          514
                                               -------------------------------------------------
   EBITDA                                         $ 6,441     $ 6,261     $ 23,071     $ 25,921
                                               =================================================

* excludes any asbestos related charges

Gross mgn                                            25.9%      25.3%        23.5%        24.6%

                              CONGOLEUM CORPORATION
                                  Balance Sheet
                              Dollars in thousands

                                                                                         Pre-Effective
                                                       Act         Proj         Proj         Proj
                                                     June 30,     Sep 30,      Dec 31,     March 31,
                                                       2006        2006         2006         2007        Adjust
                                                   ---------------------------------------------------------------

ASSETS
Current assets:
   Cash and cash equivalents                         $ 17,865    $ 23,959     $ 15,852       $ 4,404    $ 11,852
   Cash in Escrow for trust                             9,545       5,984        6,086         6,188      (6,188)
   Accounts and notes receivable, net                  24,235      26,730       20,770        23,120
   Receivable from trust - Coverage related            20,539      18,820       21,429        23,179     (23,179)
   Receivable from trust - GHR related                    581       1,224        2,620         2,790      (2,790)
   Inventories                                         39,481      34,062       34,211        40,625
   Prepaid expenses and other current assets            2,747       5,800        4,218         3,825
   Deferred income taxes                               16,735      16,735       16,735        16,735
                                                   ---------------------------------------------------------------
      Total current assets                            131,728     133,314      121,921       120,866     (20,305)

Property, plant and equipment, net                     69,051      68,002       67,500        65,965
Other noncurrent assets                                 9,374       9,290        9,219         9,041        (398)
                                                   ---------------------------------------------------------------
      Total assets                                  $ 210,153   $ 210,606    $ 198,640     $ 195,872   $ (20,703)
                                                   ===============================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                  $ 10,748    $ 15,360     $ 10,991      $ 12,000
   Accrued expenses                                    24,320      25,394       24,405        19,063
   Bond Interest Payable                               27,808      30,492       33,207        35,984     (35,984)
   Asbestos-related liabilities                        11,155       7,913        1,801        (3,670)      3,670
   Payable to Trust                                     9,545       5,984        6,086         6,188      (6,188)
   Revolver Borrowings                                 13,288      14,286       11,100        15,500       3,000
                                                   ---------------------------------------------------------------
      Total current liabilities                        96,864      99,429       87,590        85,065     (35,502)

Long-term debt                                         99,897      99,909       99,921        99,933          67
Note to asbestos Trust                                  2,738       2,738        2,738         2,738      14,000
Other liabilities                                      13,603      13,413       13,392        13,345
Deferred taxes                                         16,735      16,735       16,735        16,735
Noncurrent pension liability                           15,914      14,214       13,581        13,301
Accrued postretirement benefit obligation               8,419       8,528        8,588         8,588
                                                   ---------------------------------------------------------------
      Total liabilities                               254,170     254,966      242,545       239,705     (21,435)

STOCKHOLDERS' EQUITY

Class A common stock, par value $0.01 per                  48          48           48            48

Class B common stock, par value $0.01 per
   share; 4,608,945 shares authorized, issued              46          46           46            46

Additional paid-in capital                             49,235      49,294       49,294        49,294
Retained deficit                                      (64,572)    (64,974)     (64,519)      (64,447)        732
Minimum pension liability adjustment                  (20,961)    (20,961)     (20,961)      (20,961)
                                                   ---------------------------------------------------------------


Less common stock held in Treasury, at cost;            7,813       7,813        7,813         7,813
                                                   ---------------------------------------------------------------
      Total stockholders' equity                      (44,017)    (44,360)     (43,905)      (43,833)        732

      Total liabilities and stockholders' equity    $ 210,153   $ 210,606    $ 198,640     $ 195,872   $ (20,703)
                                                   ===============================================================


------------------------------------------------------------------------------------------------------------------

Gross availability (net of $6mm holdback/
   $3mm post confirm))                              $  16,816   $  15,178    $  11,253     $  15,841     $ 3,000
Revolver Borrowing                                     13,288      14,286       11,100        15,500
Additional Credit Line Available                        3,528         892          153           341

  Cash on Hand                                         17,865      23,959       15,852         4,404

Cash plus available borrowing                       $  21,393   $  24,851    $  16,005     $   4,745

------------------------------------------------------------------------------------------------------------------

                                                    Post-Effective
                                                         Proj          Proj         Proj       Proj
                                                         Apr 1       June 30,     Sept 30,    Dec 31,
                                                         2007          2007         2007       2007
                                                   ----------------------------------------------------

ASSETS
Current assets:
   Cash and cash equivalents                            $ 16,256      $ 15,556    $ 10,705    $ 19,110
   Cash in Escrow for trust                                    0             0           0           0
   Accounts and notes receivable, net                     23,120        26,108      19,670      19,191
   Receivable from trust - Coverage related                    0             0           0           0
   Receivable from trust - GHR related                         0             0           0           0
   Inventories                                            40,625        40,466      39,251      36,148
   Prepaid expenses and other current assets               3,825         2,992       4,465       3,756
   Deferred income taxes                                  16,735        16,735      16,735      16,735
                                                   ----------------------------------------------------
      Total current assets                               100,561       101,857      90,826      94,940

Property, plant and equipment, net                        65,965        64,957      63,662      61,936
Other noncurrent assets                                    8,643         8,643       8,643       8,644
                                                   ----------------------------------------------------
      Total assets                                     $ 175,169     $ 175,457   $ 163,131   $ 165,520
                                                   ====================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                     $ 12,000      $ 10,500    $ 12,000    $ 10,800
   Accrued expenses                                       19,063        26,857      26,297      30,371
   Bond Interest Payable                                       0             0           0           0
   Asbestos-related liabilities                                0             0           0           0
   Payable to Trust                                            0             0           0           0
   Revolver Borrowings                                    18,500        12,000           0           0
                                                   ----------------------------------------------------
      Total current liabilities                           49,563        49,357      38,297      41,171

Long-term debt                                           100,000       100,000     100,000     100,000
Note to asbestos Trust                                    16,738        16,738      16,738      16,738
Other liabilities                                         13,345        13,303      13,262      13,220
Deferred taxes                                            16,735        16,735      16,735      16,735
Noncurrent pension liability                              13,301        12,696      10,741       9,886
Accrued postretirement benefit obligation                  8,588         8,618       8,648       8,678
                                                   ----------------------------------------------------
      Total liabilities                                  218,270       217,447     204,421     206,428

STOCKHOLDERS' EQUITY

Class A common stock, par value $0.01 per                     48            48          48          48

Class B common stock, par value $0.01 per
   share; 4,608,945 shares authorized, issued                 46            46          46          46

Additional paid-in capital                                49,294        49,294      49,294      49,294
Retained deficit                                         (63,715)      (62,604)    (61,904)    (61,522)
Minimum pension liability adjustment                     (20,961)      (20,961)    (20,961)    (20,961)
                                                   ----------------------------------------------------


Less common stock held in Treasury, at cost;               7,813         7,813       7,813       7,813
                                                   ----------------------------------------------------
      Total stockholders' equity                         (43,101)      (41,990)    (41,290)    (40,908)

      Total liabilities and stockholders' equity       $ 175,169     $ 175,457   $ 163,131   $ 165,520
                                                   ====================================================


-------------------------------------------------------------------------------------------------------

Gross availability (net of $6mm holdback/
   $3mm post confirm))                                 $  18,841     $  22,232   $  14,729   $  13,694
Revolver Borrowing                                        18,500        12,000           -           -
Additional Credit Line Available                             341        10,232      14,729      13,694

  Cash on Hand                                            16,256        15,556      10,705      19,110

Cash plus available borrowing                          $  16,597     $  25,788   $  25,434   $  32,804

-------------------------------------------------------------------------------------------------------

                              CONGOLEUM CORPORATION
                             Statement of Cash Flows
                                ($ In thousands)

                                                                      Proj        Proj        Proj                   Proj
                                                                       Q3          Q4          Q1      Efffective     Q2
                                                                      2006        2006        2007        Date       2007
                                                                  ----------------------------------------------------------

Cash flows from operating activities:
   Net income (loss)                                               $   (402)    $   455    $     72                $ 1,111
    Adjustments to reconcile net income to net cash
    used by operating activities:
      Def. Taxes                                                          -           -           -                      -
      Depreciation                                                    2,590       2,586       2,586                  2,526
      Amortization                                                       96          96          96                    410

      Changes in certain assets and liabilities:
         Accounts and notes receivable                               (2,495)      5,960      (2,350)                (2,988)
         Inventories                                                  5,419        (149)     (6,414)                   159
         Accounts payable                                             4,612      (4,369)      1,009                 (1,500)
         Sr Note interest accrued/(paid)                              2,684       2,712       2,774                  2,427
         Other balance sheet changes                                 (3,701)        (11)     (8,271)                 5,173

                                                                  ----------------------------------------------------------
            Net cash provided (used) by operating activities          8,803       7,280     (10,498)         -       7,318

    Cash flows from investing activities:
      Capital expenditures                                           (1,541)     (2,084)     (1,050)                (1,518)

                                                                  ----------------------------------------------------------
            Net  cash provided (used) by investing activities        (1,541)     (2,084)     (1,050)         -      (1,518)

----------------------------------------------------------------------------------------------------------------------------
            Free cash flow from operations                         $  7,262     $ 5,196    $(11,548)   $     -     $ 5,800
----------------------------------------------------------------------------------------------------------------------------

      Asbestos Reorganization Expenditures                           (3,242)     (6,112)     (3,125)    (5,720)          -
      Coverage Litigation costs                                      (1,965)     (2,609)     (1,005)      (750)          -
      Coverage Litigation cost recoveries                             3,684                              1,322           -
      GHR Litigation costs                                             (643)     (1,396)       (170)                     -
      GHR Litigation cost recoveries                                      -           -                                  -
            Change in restricted cash (Liberty proceeds)             (3,561)        102         102     (6,188)          -
      Borrowings (repayments) - Revolver                                998      (3,186)      4,400      3,000      (6,500)
            Borrowing - Trust Note                                        -           -           -     14,000           -
                                                                  ----------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                  2,533      (8,005)    (11,346)     5,664        (700)
Cash and cash equivalents:
   Beginning of period                                               27,410      29,943      21,938                 10,592
                                                                  ----------------------------------------------------------
   End of period                                                   $ 29,943    $ 21,938    $ 10,592    $ 5,664     $15,556
                                                                  ==========================================================

   Total cash                                                      $ 29,943    $ 21,938    $ 10,592    $ 5,664     $15,556
      less restricted cash held for trust                             5,984       6,086       6,188                      -
                                                                  ----------------------------------------------------------
         Available cash                                              23,959      15,852       4,404      5,664      15,556
         Unused revolver borrowing available (overdraw)                 859           -         341                 10,232
                                                                  ----------------------------------------------------------
   Total cash plus revolver available                               $24,818    $ 15,852    $  4,745    $ 5,664    $ 25,788
                                                                  ==========================================================

                                                                      Proj        Proj        Proj
                                                                       Q3          Q4         Total
                                                                      2007        2007        2007
                                                                  ----------------------------------

Cash flows from operating activities:
   Net income (loss)                                                $   700     $   382     $ 2,265
    Adjustments to reconcile net income to net cash
    used by operating activities:
      Def. Taxes                                                          -           -           -
      Depreciation                                                    2,526       2,526      10,164
      Amortization                                                       12          12         530

      Changes in certain assets and liabilities:
         Accounts and notes receivable                                6,439         479       1,580
         Inventories                                                  1,215       3,103      (1,937)
         Accounts payable                                             1,500      (1,200)       (191)
         Sr Note interest accrued/(paid)                               (833)      2,499       6,867
         Other balance sheet changes                                 (3,178)      1,404      (4,872)

                                                                  ----------------------------------
            Net cash provided (used) by operating activities          8,381       9,205      14,406

    Cash flows from investing activities:
      Capital expenditures                                           (1,232)       (800)     (4,600)

                                                                  ----------------------------------
            Net  cash provided (used) by investing activities        (1,232)       (800)     (4,600)

----------------------------------------------------------------------------------------------------
            Free cash flow from operations                          $ 7,149     $ 8,405     $ 9,806
----------------------------------------------------------------------------------------------------

      Asbestos Reorganization Expenditures                                -           -      (8,845)
      Coverage Litigation costs                                           -           -      (1,755)
      Coverage Litigation cost recoveries                                 -           -       1,322
      GHR Litigation costs                                                -           -        (170)
      GHR Litigation cost recoveries                                      -           -           -
            Change in restricted cash (Liberty proceeds)                  -           -      (6,086)
      Borrowings (repayments) - Revolver                            (12,000)                (11,100)
            Borrowing - Trust Note                                        -           -      14,000
                                                                  ----------------------------------
Net increase (decrease) in cash and cash equivalents                 (4,851)      8,405      (2,828)
Cash and cash equivalents:
   Beginning of period                                               15,556      10,705    $ 21,938
                                                                  ----------------------------------
   End of period                                                    $10,705    $ 19,110    $ 19,110
                                                                  ==================================

   Total cash                                                       $10,705    $ 19,110    $ 19,110
      less restricted cash held for trust                                 -           -           -
                                                                  ----------------------------------
         Available cash                                              10,705      19,110      19,110
         Unused revolver borrowing available (overdraw)              14,729      13,694      13,694
                                                                  ----------------------------------
   Total cash plus revolver available                              $ 25,434    $ 32,804    $ 32,804
                                                                  ==================================

                              CONGOLEUM CORPORATION
                   Balance Sheet-adjustments at effective date
                              Dollars in thousands


                                                                  Restricted       Pay      Borrow addl  Write off   Write off
                                                     Trust note  Cash to trust  legal bills   revolver    interest  receivables
                                                     ---------------------------------------------------------------------------

ASSETS
Current assets:
   Cash and cash equivalents                           $ 14,000                   $ (6,470)      $ 3,000
   Cash in Escrow for trust                                            (6,188)
   Accounts and notes receivable, net
   Receivable from trust - Coverage related                                                                             (21,856)
   Receivable from trust - GHR related                                                                                   (2,791)
   Inventories
   Prepaid expenses and other current assets
   Deferred income taxes
                                                     ---------------------------------------------------------------------------
      Total current assets                               14,000        (6,188)      (6,470)        3,000          -     (24,647)

Property, plant and equipment, net
Other noncurrent assets
                                                     ---------------------------------------------------------------------------
      Total assets                                     $ 14,000      $ (6,188)    $ (6,470)      $ 3,000    $     -    $(24,647)
                                                     ===========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable
   Accrued expenses                                                                                         (35,984)
   Asbestos-related liabilities
   Payable to Trust                                                    (6,188)
   Revolver Borrowings                                                                             3,000
                                                     ---------------------------------------------------------------------------
      Total current liabilities                               -        (6,188)           -         3,000    (35,984)          -

Long-term debt
Note to asbestos Trust                                   14,000
Other liabilities
Deferred taxes
Noncurrent pension liability
Accrued postretirement benefit obligation
                                                     ---------------------------------------------------------------------------
      Total liabilities                                  14,000        (6,188)           -         3,000    (35,984)          -

STOCKHOLDERS' EQUITY

Class A common stock, par value $0.01 per

Class B common stock, par value $0.01 per share; 4,608,945 shares authorized, issued

Additional paid-in capital
Retained deficit                                                                    (6,470)                  35,984     (24,647)
Minimum pension liability adjustment
                                                     ---------------------------------------------------------------------------


Less common stock held in Treasury, at cost;
                                                     ---------------------------------------------------------------------------
      Total stockholders' equity                              -             -       (6,470)            -     35,984     (24,647)

      Total liabilities and stockholders' equity       $ 14,000      $ (6,188)    $ (6,470)      $ 3,000    $     -    $(24,647)
                                                     ===========================================================================

                                                                                                   Total
                                                     Collect claim  Recognize addl  Adj OID and  Eff date
                                                       proc fee     reorg expense   issue costs  Adjustmts
                                                     -------------------------------------------------------

ASSETS
Current assets:
   Cash and cash equivalents                              $ 1,322                                  $ 11,852
   Cash in Escrow for trust                                                                          (6,188)
   Accounts and notes receivable, net                                                                     -
   Receivable from trust - Coverage related                (1,322)                                  (23,178)
   Receivable from trust - GHR related                                                               (2,791)
   Inventories                                                                                            -
   Prepaid expenses and other current assets                                                              0
   Deferred income taxes                                                                                  -
                                                     -------------------------------------------------------
      Total current assets                                      -               -                   (20,305)

Property, plant and equipment, net                                                                        -
Other noncurrent assets                                                                  (398)         (398)
                                                     -------------------------------------------------------
      Total assets                                        $     -          $    -      $ (398)    $ (20,703)
                                                     =======================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable
   Accrued expenses                                                                                 (35,984)
   Asbestos-related liabilities                                             3,670                     3,670
   Payable to Trust                                                                                  (6,188)
   Revolver Borrowings                                                                                3,000
                                                     -------------------------------------------------------
      Total current liabilities                                 -           3,670           -       (35,502)

Long-term debt                                                                             67            67
Note to asbestos Trust                                                                               14,000
Other liabilities                                                                                         -
Deferred taxes                                                                                            -
Noncurrent pension liability                                                                              -
Accrued postretirement benefit obligation                                                                 -
                                                     -------------------------------------------------------
      Total liabilities                                         -           3,670          67       (21,435)

STOCKHOLDERS' EQUITY

Class A common stock, par value $0.01 per                                                                 -

Class B common stock, par value $0.01 per
   share; 4,608,945 shares authorized, issued                                                             -

Additional paid-in capital                                                                                -
Retained deficit                                                           (3,670)       (465)          732
Minimum pension liability adjustment                                                                      -
                                                     -------------------------------------------------------


Less common stock held in Treasury, at cost;                                                              -
                                                     -------------------------------------------------------
      Total stockholders' equity                                -          (3,670)       (465)          732

      Total liabilities and stockholders' equity          $     -          $    -      $ (398)    $ (20,703)
                                                     =======================================================

Congoleum Corporation
Collateral and Borrowing Availability calculation

                                                      Act        Proj        Proj        Proj        Proj.       Proj.      Proj.
                 Description           Limits       6/30/06     9/30/06    12/31/06    03/31/07    06/30/07    09/30/07    12/31/07
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable:                               $ 25,623    $ 28,151    $ 22,146    $ 24,446    $ 27,496    $ 21,000    $ 20,500

Less Ineligibles:                                  $ 13,783    $ 14,614    $ 15,970    $ 13,112    $ 13,934    $ 14,665    $ 16,221

Net Eligible Accounts Receivable:                  $ 11,840    $ 13,537    $  6,176    $ 11,334    $ 13,562    $  6,335    $  4,279

                      Advance Rate:                     85%         85%         85%         85%         85%         85%         85%

Accounts Receivable Availability:      $30,000     $ 10,064    $ 11,506    $  5,250    $  9,634    $ 11,528    $  5,385    $  3,637

Inventory:
                Raw Materials                      $  3,620    $  3,689    $  3,900    $  4,100    $  4,600    $  4,300    $  4,300
                Resin                                 2,844       2,300       2,300       2,300       2,200       2,200       2,200
                WIP                                   2,560       3,020       2,100       1,550       2,300       1,000       1,500
                Finished Goods                       33,037      27,911      32,501      32,844      35,500      33,000      34,500
                                                   --------------------------------------------------------------------------------
                Total Inventory                    $ 42,061    $ 36,920    $ 40,801    $ 40,794    $ 44,600    $ 40,500    $ 42,500

Less Ineligibles-
                Raw Material                       $    401    $    483    $    483    $    483    $    404    $    550    $    550
                Resin                                                                                     -           -           -
                WIP                                   2,560       3,020       2,100       1,550       2,300       1,000       1,500
                Finished Goods
                   (incl Laminates)                   3,095       3,576       3,651       3,726       3,463       3,601       3,676
                                                   --------------------------------------------------------------------------------
Total Ineligibles:                                 $  6,056    $  7,079    $  6,234    $  5,759    $  6,167    $  5,151    $  5,726

                Net Eligible:
                Raw Material                       $  3,219    $  3,206    $  3,417    $  3,617    $  4,196    $  3,750    $  3,750
                      Advance Rate:                     35%         35%         35%         35%         35%         35%         35%
                                                   --------------------------------------------------------------------------------
Raw Material Avail:                     $3,000 A   $  1,127    $  1,122    $  1,196    $  1,266    $  1,469    $  1,313    $  1,313
                                                   --------------------------------------------------------------------------------

                Resin                              $  2,844    $  2,300    $  2,300    $  2,300    $  2,200    $  2,200    $  2,200
                      Advance Rate:                     50%         50%         50%         50%         50%         50%         50%
                                                   --------------------------------------------------------------------------------
Resin Availability                      $3,000 A   $  1,422    $  1,150    $  1,150    $  1,150    $  1,100    $  1,100    $  1,100
                                                   --------------------------------------------------------------------------------

WIP Availability                                   $      -    $      -    $      -    $      -    $      -    $      -    $      -

                Finished Goods                     $ 29,942    $ 24,335    $ 28,850    $ 29,118    $ 32,037    $ 29,399    $ 30,824
                      Advance Rate:                     50%         50%         50%         50%         50%         50%         50%
                                                   --------------------------------------------------------------------------------
Finished Goods Availability            $20,000     $ 14,971    $ 12,168    $ 14,425    $ 14,559    $ 16,019    $ 14,700    $ 15,412
                                                   --------------------------------------------------------------------------------

Inventory Availability:                $23,000     $ 17,520    $ 14,440    $ 16,771    $ 16,975    $ 18,587    $ 17,112    $ 17,825


TOTAL AVAILABILITY                                 $ 27,584    $ 25,946    $ 22,021    $ 26,609    $ 30,115    $ 22,497    $ 21,462
                                                   --------------------------------------------------------------------------------

Primary Uses:
                Letters of Credit
                from First Union                   $  4,768    $  4,768    $  4,768    $  4,768    $  4,768    $  4,768    $  4,768


TOTAL USES:                                        $  4,768    $  4,768    $  4,768    $  4,768    $  4,768    $  4,768    $  4,768
                                                   --------------------------------------------------------------------------------

                                                   --------------------------------------------------------------------------------
Gross Availability:                                $ 22,816    $ 21,178    $ 17,253    $ 21,841    $ 25,232    $ 17,729    $ 16,694
  less $6,000/$3,000 limit
  (post confirmation)                                (6,000)     (6,000)     (6,000)     (6,000)     (3,000)     (3,000)     (3,000)
                                                   --------------------------------------------------------------------------------
NET AVAILABILITY:                                    16,816      15,178      11,253      15,841      22,232      14,729      13,694
Borrowings Outstanding                               13,288      14,286      11,100      15,500      12,000          --          --
                                                   --------------------------------------------------------------------------------
Unused Availability                                   3,528         892         153         341      10,232      14,729      13,694
Cash                                                 17,865      23,959      15,852       4,404      15,556      10,705      19,110
                                                   --------------------------------------------------------------------------------
Cash plus unused availability                      $ 21,393    $ 24,851    $ 16,005    $  4,745    $ 25,788    $ 25,434    $ 32,804
                                                   ================================================================================

A     The combined RM and Resin limit is $3,000M, as resin is a subset of RM.

                              Congoleum Corporation
               Legal and related fees & expenses by month incurred
                   Dollars in thousands (Actual and Projected)

           Saul        PW      PW-GHR    OHD      GHR       C&B       DHP

Jan-04     $436                                 $ 103               $ 136
Feb-04      343                                   397                 183
Mar-04      371                                   481                 259
Apr-04      322                                   394                 231
May-04      318                                   261                 251
Jun-04      559                                   543                 316
Jul-04      402                                   816                 309
Aug-04      261                                   573                 324
Sep-04      241                                   467                 320
Oct-04      127        286                49      368                 303
Nov-04      146        455                42      395                 504
Dec-04       40        361                57      437                 289
Jan-05                 402                32      839                 587
Feb-05                 519                45      747                 826
Mar-05                 841                55      732                 501
Apr-05                 888                66      710                 409
May-05                 397                34      626                 473
Jun-05                 418                52      917                 487
Jul-05                 349                60      952                 515
Aug-05                 335                59    1,152                 474
Sep-05                 350                54      774                 521
Oct-05                 382                42      339       247       405
Nov-05                 427                54                594       475
Dec-05                 456                86                683       474
Jan-06                 469                75                703       474
Feb-06                 372      121       99                655       489
Mar-06                 495       69       97                525       425
Apr-06                 527       80       92                470       331
May-06                 515      295       93                611       410
Jun-06                 368       54       52                272       255
Jul-06                 351       92       45                219       250
Aug-06                 537       80       49                208       250
Sep-06                 600       50       80                400       350
Oct-06                 900       50      120                400       350
Nov-06                 600       10       60                300       200
Dec-06                 400       10       50                300       200
Jan-07                 400        -       50                200       100
Feb-07                 900        -      120                200       100
Mar-07                 400        -       40                100        50

                              Congoleum Corporation
               Legal and related fees & expenses by month incurred
                   Dollars in thousands (Actual and Projected)

                                       Legal    Swidler,
         Caplin   Isaacson  Tersigni  Analysis   Orrick   Ravin  Williams  Piper

Jan-04                                            $ 36     $ 19    $ 13
Feb-04                                              61       21      17
Mar-04                                              63       37      22
Apr-04                                              56       23      22
May-04                                              28       15      13
Jun-04    217        38                             94       18      16
Jul-04    148        15                            142       22      17
Aug-04     54         6                             48       10       8
Sep-04     51        10                             37       12      12
Oct-04     52         7                             50       15      14
Nov-04     67         8                             81       15      15
Dec-04     75        13                             52       19      16
Jan-05     77        12                             58       13      15
Feb-05     54         9                             50       14      16
Mar-05     69        11                             72       18      14
Apr-05    142        16                            121       15      26
May-05     64         5                             65        9      13
Jun-05     83         8                             91       14      22
Jul-05     68        15                             82       14      15
Aug-05    100        14                            113       13      11
Sep-05     29         8                             94       11      21
Oct-05     45         5                            100       12      10
Nov-05     67         9                             52        7       8
Dec-05    117        11                             77       12      10
Jan-06     86         4        65                   33        7       7
Feb-06     87         8        31                   98       10      11
Mar-06     73         7        28                  149       23      11      38
Apr-06    113        12         3                  132       19      12      75
May-06    120        10        37        3         198       13      17      77
Jun-06    106        17        17        4         148       13      18      88
Jul-06    131        15        34        5         150       15      15     100
Aug-06    125        10        25        5         150       10      10     100
Sep-06    100        15        25        5         150       10      10      75
Oct-06    150        25        25       15         150       25      25     100
Nov-06     80        15         0        -          75       10      15      50
Dec-06     80        10         -        -          75       10      10      50
Jan-07     80        10         -        -          75       10      10
Feb-07    150        20        25       15         150       25      25
Mar-07     80        10         -        -          75       10      10

                              Congoleum Corporation
               Legal and related fees & expenses by month incurred
                   Dollars in thousands (Actual and Projected)

           Congress    Plan print,    Bond
           legal and     post &     trustee /
             fees       tabulate       GT       Akin   Akin-GHR   Teich    Misc*
             ----       --------      ----      ----   --------   -----    -----
Jan-04
Feb-04
Mar-04
Apr-04
May-04
Jun-04
Jul-04
Aug-04
Sep-04
Oct-04
Nov-04
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06                                         291                 11
Mar-06                                         354        53       23
Apr-06                                         272       259       32
May-06                                15       367       294       46
Jun-06                                15       230       349       28
Jul-06        30                      15       199       393       15
Aug-06        30                      15       360       233       38       150
Sep-06        75                      15       400       200       30       150
Oct-06        60                      15       200       100       40       500
Nov-06       175          300         15       200         0       30       150
Dec-06        30          300         15       150         0       20       150
Jan-07        30          300         15       150         0       30       250
Feb-07       350          100         15       250         0       40       600
Mar-07        25          100         15       150         0       10       600

* Peterson, SSG, US Trustee, experts, etc.  Historical payments not shown.

                              Congoleum Corporation
                            Future Fees and Expenses
                   Translation of fees incurred to cash flows

                                  ----------------------------------------------------------------------------------------
Provider                                                               Month incurred
                                  ----------------------------------------------------------------------------------------
                                     Sep-06     Oct-06       Nov-06        Dec-06       Jan-07        Feb-07       Mar-07
PW                                   $  600     $  900       $  600        $  400       $  400        $  900       $  400
PW-GHR                                   50         50           10            10            -             -            -
OHD                                      80        120           60            50           50           120           40
GHR
C&B                                     400        400          300           300          200           200          100
DHP                                     350        350          200           200          100           100           50

Caplin                                  100        150           80            80           80           150           80
Isaacson                                 15         25           15            10           10            20           10
Tersigni                                 25         25            -             -            -            25            -
Legal Analysis                            5         15            -             -            -            15            -

Swidler, Orrick                         150        150           75            75           75           150           75
Ravin                                    10         25           10            10           10            25           10
Williams                                 10         25           15            10           10            25           10
Piper                                    75        100           50            50

Congress legal and fees                  75         60          175            30           30           350           25
Plan print, post & tabulate                                     300           300          300           100          100
Bond trustee/GT                          15         15           15            15           15            15           15
Akin                                    400        200          200           150          150           250          150
Akin-GHR                                200        100            -             -            -             -            -
Teich                                    30         40           30            20           30            40           10
Taylor
Misc                                    150        500          150           150          250           600          600

                                  ----------------------------------------------------------------------------------------
                                      2,740      3,250        2,285         1,860        1,710         3,085        1,675
                                  ========================================================================================

Coverage related                        750        750          500           500          300           300          150
GHR related                             250        150           10            10            -             -            -
                                                                                                                           Paid on
                                     Sep-06     Oct-06       Nov-06        Dec-06       Jan-07        Feb-07       Mar-07  Eff. Date
Cash basis activity
Accrual (excl restricted cash)       (9,265)    (7,357)      (5,449)       (3,541)      (1,801)          549        2,324
Charges
Spending*                             1,908      1,908        1,908         1,740        2,350         1,775        1,350      5,720
                                  ----------------------------------------------------------------------------------------
Ending bal                           (7,357)    (5,449)      (3,541)       (1,801)         549         2,324        3,674
                                  ========================================================================================

Receivable (excl claim processing)   21,644     18,866       19,772        20,678       21,428        22,178       22,678
Payments*                               906        906          906           750          750           500          500        750
Receipts                              3,684
                                  ----------------------------------------------------------------------------------------
Ending bal                           18,866     19,772       20,678        21,428       22,178        22,678       23,178
                                  ========================================================================================

GHR Receivable                        1,224      1,606        1,989         2,371        2,621         2,771        2,781
Payments*                               382        382          382           250          150            10           10
Receipts
                                  ----------------------------------------------------------------------------------------
Ending bal                            1,606      1,989        2,371         2,621        2,771         2,781        2,791
                                  ========================================================================================

Cash outflow                           (488)     3,196        3,196         2,740        3,250         2,285        1,860      6,470
Cumulative                             (488)     2,708        5,905         8,645       11,895        14,180       16,040     22,510

* Assume fees paid 3rd month after they are incurred but all paid in March 2007

Actual July/Aug payments
Reorg                              1,891
Coverage                           1,105
GHR                                  643

Spend by quarter                   Q3 06      Q4 06       Q1 07          Eff

Reorg                              3,799      5,556       5,475         5,720
Coverage                           2,011      2,562       1,750           750
GHR                                1,025      1,015         170

                              Congoleum Corporation
                  Post-petition fee payment status at 8/31/06

                                                                                             Known unpaid fees
                                    80 % of billings    Holdbacks      Holdbacks owed            & expenses            Estimated
                                        paid thru       paid thru     thru last payment     Thru                     thru 8/31/06

PW                                       6/30/2006      3/31/2006       $   357,663        8/31/2006   $   888,000
PW-GHR                                                                                     8/31/2006       172,000
OHD                                      6/30/2006      3/31/2006            46,756        8/31/2006        94,000

Covington                                6/30/2006      3/31/2006           186,560       18/30/2006       427,000

DHP                                      3/31/2006     12/31/2005           219,766       24/30/2006       331,413     1,165,000

Caplin                                   6/30/2006      3/31/2006            65,918        7/31/2006       131,000       125,000
Isaacson                                 6/30/2006      3/31/2006             7,624        7/31/2006        15,000        10,000
Legal Analysis                           6/30/2006      3/31/2006             1,846        7/31/2006         4,465         5,000
Tersigni                                 6/30/2006      3/31/2006            11,227        7/31/2006        34,343        25,000

Orrick (formerly Swidler)                3/31/2006      3/31/2006                          6/30/2006       477,937       300,000
Ravin                                    3/31/2006      3/31/2006                          6/30/2006        55,551        25,000
Williams                                 3/31/2006      3/31/2006                          6/30/2006        47,803        25,000
Piper Jaffray                            5/31/2006      3/31/2006            30,000        8/31/2006       288,000

Akin                                     5/31/2006      3/31/2006           231,466        8/31/2006       789,000
Akin GHR                                 5/31/2006      3/31/2006                          8/31/2006       975,000
Teich Groh                                                                                 8/31/2006       194,000
Bond trustee                             8/31/2005      na                                                               255,000
Hoaglund                                                                                   8/31/2006        48,692
Congress                                 6/30/2006      na                                                                60,000
SSG                                     10/31/2005     10/31/2005                                                        125,000
FTI (GHR)                                                                                                  327,534
Logan                                                                                      2/28/2006       428,281       120,000
Misc                                                                                                                     250,000

Skadden                                                                                   12/31/2004        60,720
Various natl & local defense counsel                                                       6/30/2004        94,536
Saul                                                                                      Final bill        55,427

                                                                    ------------------               -----------------------------
                                                                        $ 1,158,826                    $ 5,939,703    $2,490,000
                                                                    ==================               =============================


                                                    Insurance        GHR          Reorg
                                       Total         related       related       related

PW                                   $1,245,663                                $1,245,663
PW-GHR                                  172,000                     172,000             -
OHD                                     140,756                                   140,756

Covington                               613,560       613,560                           -

DHP                                   1,716,180     1,716,180                           -

Caplin                                  321,918                                   321,918
Isaacson                                 32,624                                    32,624
Legal Analysis                           11,311                                    11,311
Tersigni                                 70,570                                    70,570

Orrick (formerly Swidler)               777,937                                   777,937
Ravin                                    80,551                                    80,551
Williams                                 72,803                                    72,803
Piper Jaffray                           318,000                                   318,000

Akin                                  1,020,466                                 1,020,466
Akin GHR                                975,000                     975,000             -
Teich Groh                              194,000                                   194,000
Bond trustee                            255,000                                   255,000
Hoaglund                                 48,692                                    48,692
Congress                                 60,000                                    60,000
SSG                                     125,000                                   125,000
FTI (GHR)                               327,534       327,534                           -
Logan                                   548,281                                   548,281
Misc                                    250,000                                   250,000

Skadden                                  60,720        60,720                           -
Various natl & local defense counsel     94,536                                    94,536
Saul                                     55,427                                    55,427

                                    ------------------------------------------------------
                                     $9,588,528    $2,717,994    $1,147,000    $5,723,534
                                    ======================================================

                          Bond Interest Accrual Summary

                                                          Regular     Add'l Interest       Total
Begin Balance 12/31/03  December            2003       $ 3,604,000      $       --      $ 3,604,000
                        January             2004       $   719,000      $       --      $ 4,323,000
                        February            2004       $   719,000      $   30,000      $ 5,072,000
                        March               2004       $   719,000      $   31,000      $ 5,822,000
                        April               2004       $   719,000      $   31,000      $ 6,572,000
                        May                 2004       $   719,000      $   31,000      $ 7,322,000
                        June                2004       $   719,000      $   31,000      $ 8,072,000
                        July                2004       $   719,000      $   31,000      $ 8,822,000
                        August              2004       $   719,000      $   62,000      $ 9,603,000
                        September           2004       $   719,000      $   62,000      $10,384,000
                        October             2004       $   719,000      $   62,000      $11,165,000
                        November            2004       $   719,000      $   62,000      $11,946,000
                        December            2004       $   719,000      $   62,000      $12,727,000
Balance 12/31/04        Year End                       $12,232,000      $  495,000      $12,727,000

                        January             2005       $   719,000      $   62,000      $13,508,000
                        February            2005       $   719,000      $   93,000      $14,320,000
                        March               2005       $   719,000      $   93,000      $15,132,000
Balance 3/31/05                                        $14,389,000      $  743,000      $15,132,000

                        April               2005       $   719,000      $   93,000      $15,944,000
                        May                 2005       $   719,000      $   93,000      $16,756,000
                        June                2005       $   719,000      $   93,000      $17,568,000

Balance 6/30/05                                        $16,546,000      $1,022,000      $17,568,000

                        July                2005       $   719,000      $   93,000      $18,380,000
                        August              2005       $   719,000      $  124,000      $19,223,000
                        September           2005       $   719,000      $  124,000      $20,066,000
Balance 9/30/05                                        $18,703,000      $1,363,000      $20,066,000

                        October             2005       $   719,000      $  124,000      $20,909,000
                        November            2005       $   719,000      $  124,000      $21,752,000
                        December            2005       $   719,000      $  124,000      $22,595,000
Balance 12/31/05        Year End                       $20,860,000      $1,735,000      $22,595,000


                        January             2006       $   719,000      $  124,000      $23,438,000
                        February            2006       $   719,000      $  155,000      $24,312,000
                        March               2006       $   719,000      $  155,000      $25,186,000
Balance 3/31/06                                        $23,017,000      $2,169,000      $25,186,000

                        April               2006       $   719,000      $  155,000      $26,060,000
                        May                 2006       $   719,000      $  155,000      $26,934,000
                        June                2006       $   719,000      $  155,000      $27,808,000

Balance 6/30/06                                        $25,174,000      $2,634,000      $27,808,000

                        July                2006       $   719,000      $  155,000      $28,682,000
                        August              2006       $   719,000      $  186,000      $29,587,000
                        September           2006       $   719,000      $  186,000      $30,492,000
Balance 9/30/06                                        $27,331,000      $3,161,000      $30,492,000

                        October             2006       $   719,000      $  186,000      $31,397,000
                        November            2006       $   719,000      $  186,000      $32,302,000
                        December            2006       $   719,000      $  186,000      $33,207,000
                                                       $29,488,000      $3,719,000      $33,207,000

                        January             2007       $   719,000      $  186,000      $34,112,000
                        February            2007       $   719,000      $  217,000      $35,048,000
                        March               2007       $   719,000      $  217,000      $35,984,000
                                                      ---------------------------------------------
Balance 3/31/07                                        $31,645,000      $4,339,000      $35,984,000
                                                      =============================================